Exhibit 10.1

SUPPLEMENTAL AGREEMENT NO. 1

to

Purchase Agreement No. 03735

between

THE BOEING COMPANY

and

AMERICAN AIRLINES, INC.

Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 1(SA-1), entered into as of April 15, 2013 (SA-1 Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the terms and conditions applicable to the [*CTR] of the Nominal Delivery Month and the corresponding [*CTR] resulting from such [*CTR] of five (5) Boeing Model 737 MAX Aircraft specified as follows [*CTR]:

Manufacturer Serial Number	Nominal Delivery Month Prior to SA-1	Nominal Delivery Month Pursuant to SA-1
44451	[*CTR] 2018	[*CTR] 2018
44455	[*CTR] 2018	[*CTR] 2018
44459	[*CTR] 2018	[*CTR] 2017
44463	[*CTR] 2018	[*CTR] 2017
44465	[*CTR] 2018	[*CTR] 2017

PA 03735	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:

1	Table of Contents.

The “Table Of Contents” to the Purchase Agreement is replaced in its entirety by the revised “Table Of Contents” (attached hereto and identified by an “SA-1” legend) to reflect changes made to the Purchase Agreement by SA-1.

2	Table 1 – [*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments.

Table 1 to the Purchase Agreement is replaced in its entirety by Table 1R1 (attached hereto and identified by an “SA-1” legend,) to reflect changes to the Nominal Delivery Month as a result of the [*CTR].

2.1 Notwithstanding the preceding, the parties agree that references to Table 1 in the following agreements shall be to Table 1 as of the Effective Date (Original Table 1):

Letter Agreement Number	Title	§
AAL-PA-03735-LA-1106671R1	Revised Miscellaneous Commitments Letter, as defined in § 3.2, herein	1.15
AAL-PA-03735-LA-1106667	[*CTR]	4.6 to Exhibit B
AAL-PA-03735-LA-1106668	[*CTR]	4.6 to Exhibit B
AAL-PA-03735-LA-1106669	[*CTR]	4.6 to Exhibit B
AAL-PA-03735-LA-1106677	MAX [*CTR]	2

2.2 Solely for purposes of Section 7.3 of the AGTA, and notwithstanding the provisions of Section 7.3.1 to the contrary, if the revised delivery month of an Aircraft that is subject to [*CTR] is [*CTR] after the Scheduled Delivery Month for such Aircraft (as determined in accordance with Table 1R1), the calculation of the [*CTR] will be based upon the earlier of:

(i)	the [*CTR] or

(ii)	the [*CTR] of Letter Agreement AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments” or

PA 03735	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)	the [*CTR].

All credit memorandum that are both subject to [*CTR] and applicable to an Aircraft subject to [*CTR] shall be [*CTR] in accordance with this Section 2.2.

2.3 Additionally, the parties acknowledge that the § 2.7 reference to Table 1 in Supplemental Exhibit EE1 is to the Table 1 attached to Supplemental Exhibit EE1.

3	Letter Agreements.

3.1 Revisions clarifying references to “Table 1 as of the Effective Date”:

3.1.1 [*CTR]. Letter Agreement AAL-PA-03735-LA-1106650 entitled “[*CTR]” is replaced in its entirety by AAL-PA-03735-LA-1106650R1 (attached hereto and identified by an “SA-1” legend) (Revised [*CTR] Letter) to revise Section 1(i) in accordance with this SA-1.

3.1.2 [*CTR]. Letter Agreement AAL-PA-03735-LA-1106656 entitled “[*CTR]” is replaced in its entirety by AAL-PA-03735-LA-1106656R1 (attached hereto and identified by an “SA-1” legend) (Revised [*CTR] Letter) to revise Section 1.1 in accordance with this SA-1.

3.1.3 [*CTR]. Letter Agreement AAL-PA-03735-LA-1106659 entitled “[*CTR]” is replaced in its entirety by AAL-PA-03735-LA-1106659R1 (attached hereto and identified by an “SA-1” legend) (Revised [*CTR] Letter) to revise Section 1.2 in accordance with this SA-1.

3.1.4 [*CTR]. Letter Agreement AAL-PA-03735-LA-1106661 entitled “[*CTR]” is replaced in its entirety by AAL-PA-03735-LA-1106661R1 (attached hereto and identified by an “SA-1 legend) Revised [*CTR] Letter) to revise the second paragraph in accordance with this SA-1.

3.2 Miscellaneous Commitments. Letter Agreement AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments” is replaced in its entirety by AAL-PA-03735-LA-1106671R1 (attached hereto and identified by an “SA-1” legend) (Revised Miscellaneous Commitments Letter) to add a new Section 1.15.6 to reflect the parties’ agreement that, solely for the purposes of Sections 1.15.1 and 1.15.2 of the Miscellaneous Commitments letter agreement, the [*CTR] shall be the [*CTR]. All references to Letter Agreement AAL-PA-03735-LA-1106671 in the Purchase Agreement and any supplemental agreements and associated letter agreements to the Purchase Agreement shall be deemed to refer to Letter Agreement AAL-PA-03735-LA-1106671R1.

3.3 [*CTR]. For purposes of Section 2.1 of Letter Agreement AAL-PA-03735-LA-1106649 entitled “[*CTR]” the [*CTR] for the five (5) Aircraft that are subject to [*CTR] shall be the [*CTR]. For the avoidance of doubt, the [*CTR] remain as set forth in the [*CTR] letter agreement.

PA 03735	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Revised [*CTR] Letter, Revised [*CTR] Letter, Revised [*CTR] Letter, Revised [*CTR] Letter and Revised Miscellaneous Commitments Letter are collectively referred to as the Revised Letter Agreements.

4	[*CTR] from Boeing.

Boeing shall [*CTR] of [*CTR] ([*CTR]) to Customer, which represents the [*CTR] Customer to Boeing and the [*CTR] in accordance with [*CTR] pursuant to Section 1 of the [*CTR] as of the SA-1 Effective Date.

5	Miscellaneous.

5.1 The Purchase Agreement is amended as set forth above and by the table of contents, Table 1R1, and the Revised Letter Agreements. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect. The Table of Contents, Table 1R1, and Revised Letter Agreements are incorporated into this SA-1 by this reference.

[This space intentionally left blank]

PA 03735	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

AGREED AND ACCEPTED this

15 April 2013
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.

/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature

The Boeing Company	American Airlines, Inc.
Printed name	Printed name

Attorney-in-Fact	VP Treasury
Title	Title

PA 03735	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

SA NUMBER
ARTICLES

Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6	Confidentiality

TABLE

1R1.	Aircraft Information Table	1

EXHIBITS

A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS

AE1.	[*CTR]
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*CTR]
SLP1.	[*CTR]

LETTER AGREEMENTS

LA-1106648	Special Matters
LA-1106649	[*CTR]
LA-1106650R1	[*CTR]	1
LA-1106651	[*CTR]
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
LA-1106655	Open Matters – 737 MAX
LA-1106656R1	[*CTR]	1
LA-1106657	[*CTR]
LA-1106663	[*CTR]
LA-1106664	[*CTR]
LA-1106658	[*CTR]
LA-1106659R1	[*CTR]	1
LA-1106660	Spare Parts Initial Provisioning

PA-03735	TABLE OF CONTENTS, Page 1 of 2	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

SA NUMBER
LETTER AGREEMENTS, continued

LA-1106661R1	[*CTR]	1
LA-1106667	[*CTR]
LA-1106668	[*CTR]
LA-1106669	[*CTR]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672 LA-1106673 LA-1106677	[*CTR] CS1 Special Matters [*CTR]

PA-03735	TABLE OF CONTENTS, Page 2 of 2	SA-1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	159400 pounds
Engine Model/Thrust:	CFM-LEAP-1B	Base Thrust
Airframe Price:		[*CTR]
Optional Features:		[*CTR]

Sub-Total of Airframe and Features:		[*CTR]
Engine Price (Per Aircraft):		[*CTR]
Aircraft Basic Price (Excluding BFE/SPE):		[*CTR]

Buyer Furnished Equipment (BFE) Estimate:		[*CTR]
Seller Purchased Equipment (SPE):		[*CTR]
Refundable Deposit/Aircraft at Proposal Accept:		[*CTR]

Detail Specification:	[*CTR]
Airframe Price Base Year/Escalation Formula:	[*CTR]
Engine Price Base Year/Escalation Formula:	N/A	N/A
Airframe Escalation Data:
Base Year Index (ECI):	[*CTR]
Base Year Index (CPI):	[*CTR]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]	44459	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]	44463	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]	44465	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2017		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 1
63604-1F.TXT		SA-1

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Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2017	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44446	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44447 & 44451	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44448	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44449 & 44455	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44450	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44452 & 44453	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44454	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44456 & 44457	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 2
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44458	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44460 & 44461	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44462	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2018		[*CTR]	44464	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 3
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2018	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44466 & 44467	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44468 & 44469	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44470 & 44471	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44472 & 44473	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44474	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44475 & 44476	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44477	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 4
63604-1F.TXT		SA-1

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Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44478 & 44479	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44480 & 44481	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44482	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44483 & 44484	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2019		[*CTR]	44485	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 5
63604-1F.TXT		SA-1

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Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2019	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44486 & 44487	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44488	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44489 & 44490	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44491	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44492 & 44493	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44494 & 44495	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44496 & 44497	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 6
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44498 & 44499	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44500 & 44501	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44502 & 44503	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44504	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2020		[*CTR]	44505	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 7
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2020	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44506 & 44507	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44508	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44509 & 44510	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44511	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44512 & 44513	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44514 & 44515	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44516 & 44517	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 8
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44518 & 44519	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44520	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44521 & 44522	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44523	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2021		[*CTR]	44524 & 44525	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 9
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2021	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44526 & 44527	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44528	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44529 & 44530	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44531	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44532 & 44533	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44534 & 44535	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44536 & 44537	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 10
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Table 1R1 To

Purchase Agreement No. 03735

[*CTR] 737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month?	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						[*CTR]	[*CTR]	[*CTR]	Total [*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44538 & 44539	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44540	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44541 & 44542	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	1	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44543	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022	2	[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2022		[*CTR]	44544 & 44545	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
[*CTR]-2023		[*CTR]		[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]	[*CTR]
Total:	100

AAL-PA03735, SA-1	Boeing Proprietary	Table 1R1, Page 11
63604-1F.TXT		SA-1

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106650R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of the AGTA. This Letter Agreement modifies certain terms and conditions of the AGTA and the Purchase Agreement with respect to the Aircraft.

1.	[*CTR]

[*CTR]

[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]
[*CTR]	[*CTR]	[*CTR]

2.	[*CTR]

[*CTR]

AAL-PA-03735-LA-1106650R1	SA-1
[*CTR]	LA Page 1 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

4.	Assignment.

4.1 Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing, except to the extent permissible under the terms of the AGTA.

4.2 [*CTR]

AAL-PA-03735-LA-1106650R1	SA-1
[*CTR]	LA Page 2 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	15 April 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Treasury

AAL-PA-03735-LA-1106650R1	SA-1
[*CTR]	LA Page 3 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106656R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	[*CTR]

1.1 [*CTR]

1.2 [*CTR]

AAL-PA-03735-LA-1106656R1	SA-1
[*CTR]	Page 1 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3 [*CTR]

2.	[*CTR]

[*CTR]

3.	[*CTR]

[*CTR]

4.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

AAL-PA-03735-LA-1106656R1	SA-1
[*CTR]	Page 2 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	15 April 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Treasury

AAL-PA-03735-LA-1106656R1	SA-1
[*CTR]	Page 3 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106659R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.	Definitions.

1.1 [*CTR]

1.2 Covered Aircraft shall mean those Aircraft identified on Table 1R1 to the Purchase Agreement (as may be amended from time to time), any Substitute Aircraft pursuant to terms of Letter Agreement AAL-PA-03735-LA-1106652 entitled “Aircraft Model Substitution” and any Option Aircraft in which Customer exercises its rights pursuant to Letter Agreement AAL-PA-03735-LA-1106651 entitled “Option Aircraft”.

1.3 Performance Period [*CTR]

1.4 Promotional Support shall mean mutually agreed marketing and promotion programs that promote the entry into service of the Covered Aircraft such as marketing research, tourism development, corporate identity, direct marketing, videotape or still photography, planning, design and production of collateral materials, management of promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 Qualifying Third Party Fees shall mean [*CTR]

AAL-PA-03735-LA-1106659R1	SA-1
[*CTR]	Page 1 of 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.	Commitment.

[*CTR]

3.	Methods of Performance.

3.1 [*CTR]

3.2 [*CTR]

3.3 [*CTR]

4.	Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and funds disbursement process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

6.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	15 April 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Treasury

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106661R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	[*CTR]

References:	a)	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

	b)	[*CTR]

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*CTR]

[*CTR]

[*CTR]

[*CTR]

1.	[*CTR]

[*CTR]

2.	[*CTR]

2.1 Firm Aircraft Delivery. [*CTR] Letter Agreement AAL-PA-03735-LA-1106671 entitled “Miscellaneous Commitments for Boeing Model 737 MAX Aircraft” (Misc. Commitments Letter).

2.2 [*CTR]

2.2.1 [*CTR]

2.2.2 [*CTR]

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2.2.3 [*CTR]

2.2.4 [*CTR]

2.2.4.1 [*CTR];

2.2.4.2 [*CTR]

2.2.5 [*CTR]

2.2.6 [*CTR]

2.2.7 [*CTR]

2.2.8 [*CTR]

2.3 [*CTR]

3.	Payments.

[*CTR]

3.1 [*CTR]

3.2 [*CTR]

3.3 Credit Memorandum. [*CTR]

3.4 [*CTR]

3.4.1 [*CTR]

3.4.2 [*CTR]

3.5 [*CTR]

3.5.1 [*CTR]

3.5.2 [*CTR]

3.5.3 [*CTR]

3.5.3.1 [*CTR]

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3.5.3.2 [*CTR]

3.5.3.3 [Intentionally Reserved]

3.5.3.4 [*CTR]

3.5.3.5 [*CTR]

4.	[*CTR]

[*CTR]

5.	[*CTR]

[*CTR]

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Firm Aircraft and cannot be assigned, in whole or in part, without the prior written consent of Boeing.

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7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

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ACCEPTED AND AGREED TO this

Date:	15 April 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Treasury

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The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

AAL-PA-03735-LA-1106671R1

American Airlines, Inc.

P.O. Box 619616

Dallas-Fort Worth Airport, Texas 75261-9616

Subject:	Miscellaneous Commitments for Boeing Model 737 MAX Aircraft

Reference:	Purchase Agreement No. 03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)

This letter agreement (Letter Agreement) is entered into on the date below, and amends and supplements the Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

For ease of reference, a “Table of Contents” has been added as Attachment A to this Letter Agreement.

1.	AGTA.

1.1. Taxes.

Section 2.2 of the AGTA is replaced in full by the following new provision:

“2.2 Taxes.

[*CTR]

2.2.2 [*CTR]

2.2.3 [*CTR]

1.2. Customs Duties.

1.2.1 [*CTR]

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1.2.2 Boeing provides the information in the preceding Section 2.1 to Customer as a courtesy, and not in lieu of professional opinions rendered by counsel of Customer’s choice, subject to the limitations that Boeing assumes no responsibility for the accuracy or timeliness of such information, and that Customer agrees it will assert no claim against Boeing based on such information.

1.3. Rate of Interest.

[*CTR]

1.4. Advanced Payment Increases.

[*CTR]

[*CTR]

1.5. Intentionally Omitted.

1.6. Intentionally Omitted.

1.7. Development Change and Manufacturer Change Production Revision Records.

[*CTR]

1.8. Part 121 Compliance Review.

[*CTR]

1.9. Inspection and Acceptance.

The AGTA is hereby amended by adding the following new Section 5.6 immediately following Section 5.5 of the AGTA:

[*CTR]

1.10. Condition of Aircraft Suffering Damage.

The AGTA is amended by adding the following new Section 5.7 after Section 5.6 of the AGTA.

[*CTR]

1.11. Customer Quality Support Service Commitment.

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[*CTR]

1.12. Target Delivery Dates.

[*CTR]

1.13. Customer Delay in Acceptance of Aircraft.

Section 6.4 of the AGTA is replaced in full by the following new provision:

[*CTR]

1.14. Customer Delay Due to Allied Pilots Association Strike.

The following new Section 6.5 is added to the AGTA after Section 6.4:

“6.5 Customer Delay Due to Allied Pilots Association Strike.

[*CTR]

6.5.1 [*CTR];

6.5.2 [*CTR]

6.5.3 [*CTR]

1.15. Liquidated Damages and Right of Termination.

1.15.1. [*CTR]

1.15.2 [*CTR]

1.15.3 [*CTR]

1.15.4 [*CTR]

1.15.5 [*CTR]

1.15.6 Notwithstanding the terms of Section 1.15.1 and Section 1.15.2 above, which specify the terms and conditions of Liquidated Damages and Right of Termination for [*CTR], the parties agree that solely for the purposes of the [*CTR] the [*CTR] for each Aircraft set forth in Figure 1 below shall be the [*CTR].

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Figure 1

Manufacturer Serial Number	[*CTR]
44451	[*CTR] 2018
44455	[*CTR] 2018
44459	[*CTR] 2018
44463	[*CTR] 2018
44465	[*CTR] 2018

1.16. Notice to Customer in the Event of an Excusable Delay.

Section 7.2 of the AGTA is replaced in full by the following new provision:

[*CTR]

1.17. Aircraft Damaged Beyond Repair.

Section 7.5 of the AGTA is replaced in full by the following new provision:

“7.5 [*CTR]

1.18. Termination.

Section 7.6 of the AGTA is replaced in full by the following new provision:

[*CTR]

1.19. Excusable Delay.

The AGTA is amended by adding the following provision immediately following Section 7.7:

[*CTR]

1.20. Risk Allocation/Insurance.

1.20.1. Article 8 of the AGTA is replaced in full by the following new provisions:

“Article 8. Risk Allocation/Insurance.

8.1 [*CTR]

8.1.1 [*CTR]

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8.1.2 Boeing Insurance.

(a) [*CTR]

(b) [*CTR]

(c) [*CTR]

8.1.3 Definition of Customer. For the purpose of Section 8.1, the term “Customer” includes American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or delegated any duties as permitted under the Purchase Agreement, the permitted assignees under the Purchase Agreement, and their respective directors, officers and employees.

8.2 Title and Risk with Customer.

8.2.1 [*CTR]

8.2.2 [*CTR]

8.2.3 [*CTR]

8.2.4 [*CTR]

8.2.5 [*CTR]

8.2.6 Definition of Boeing. For purposes of this Article 8.2, the term “Boeing” includes The Boeing Company, its divisions, any wholly-owned subsidiary of The Boeing Company which is assigned any rights or obligations in accordance with Section 9.1 of the AGTA, the permitted assignees under the Purchase Agreement, provided that such assignees or subsidiaries have performed services under the Customer Support Document to the AGTA and Supplemental Exhibit CS1 to the Purchase Agreement, and their respective directors, officers and employees.”

1.20.2. The insurance certificate provided by Boeing pursuant to Section 8.1.2(c) of the AGTA (as amended by this Letter Agreement) shall be substantially in the form of the certificate attached to this Letter Agreement as Attachment B.

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1.21. Boeing Training & Flight Services, L.L.C. Interface Commitment.

1.21.1. Section 9.1.5 of the AGTA is replaced in full by the following new provisions:

“9.1.5 [*CTR]:

9.1.5.1 [*CTR]

9.1.5.2 [*CTR]

1.21.2. Reserved.

1.22. Exculpatory Clause in Post-Delivery Sale or Lease.

Section 9.7 of the AGTA is replaced in full by the following new provision:

“9.7 [*CTR]

1.23. Termination for Certain Events.

1.23.1. Article 10 of the AGTA is replaced in full by the following new provision:

“Article 10. Termination for Certain Events.

10.1 Termination. If either party:

(i) [*CTR]

(ii) [*CTR]

10.2 [*CTR]

1.24. FAA Grounding.

1.24.1. [*CTR]

1.24.2. [*CTR]

1.25. FAA ETOPS Prevention.

[*CTR]

[*CTR]

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1.26. Duplicate Remedies.

[*CTR]

2.	Customer Support (Exhibit B).

2.1. Additional Technical Data and Documents.

The following Section 3.2 is added to Part 1 of the Customer Support Document following Section 3.1:

“3.2 [*CTR]

[*CTR]

2.2. Field Service Representation.

Part 2 to the Customer Support Document is amended as follows:

(a) [*CTR]

(b) [*CTR]

[*CTR]

2.3. Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment.

[*CTR]

[*CTR]

2.4. Technical Information and Materials.

The first paragraph of Section 1 of Part 3 of the Customer Support Document is replaced in full by the following new provision:

[*CTR]

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2.5. Supplier Technical Data.

Section 8 of Part 3 to the Customer Support Document is replaced in full by the following new provision:

“8. [*CTR]

8.1 [*CTR].

8.2 [*CTR]

8.3 [*CTR]

(i) [*CTR]

(ii) [*CTR]

(iii) [*CTR]

(iv) [*CTR]

(v) [*CTR]

8.4 [*CTR]

8.5 [*CTR]

8.6 [*CTR]

2.6. Protection of Proprietary Information and Proprietary Materials.

Part 5 of the Customer Support Document is replaced in full by the following new provision:

“CUSTOMER SUPPORT DOCUMENT

PART 5: PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1. General.

[*CTR]

2. License Grant.

[*CTR]

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3. Use of Proprietary Materials and Proprietary Information.

[*CTR]

4. Use of Training Materials.

[*CTR]

5. Providing of Proprietary Materials to Contractors.

[*CTR]

6. Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

[*CTR]

7. Additional Data and Documents.

[*CTR]

2.7. Line Station Spare Parts Support.

Customer, at its option, may participate in the use of spare parts held by Boeing at any line station in accordance with the reasonable terms and conditions set forth by Boeing for such participation.

3.	Product Assurance (Exhibit C).

3.1. Disclaimer and Release; Exclusion of Liabilities.

Section 11 of Part 2 of the Product Assurance Document is replaced in full by the following new provision:

“11. Disclaimer and Release; Exclusion of Liabilities.

11.1 [*CTR]

(A) [*CTR]

(B) [*CTR]

(C) [*CTR]

(D) [*CTR]

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11.2 [*CTR]

11.3 [*CTR]

11.4 Definitions. For the purpose of this Section 11, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, subsidiaries, Affiliates, the assignees of each, and their respective directors, officers, employees and agents.”

3.2. Reimbursement for Service Bulletin Corrections.

Section 7.3.2 of Part 2 of the Product Assurance Document is replaced in full by the following provision:

“7.3.2 [*CTR]

(a) [*CTR]

(b) [*CTR]

3.3. FAR 145 Requirements.

[*CTR]

3.4. Warranty Claim, Response and Payment Time.

[*CTR]

3.5. Maximum Reimbursement.

The following provision is added to the end of Section 4.5 of Part 2 to the Product Assurance Document:

[*CTR]

3.6. Additional Service Life Policy Covered Components.

[*CTR]

3.6.1. Additional Service Life Policy Covered Components.

3.6.1.1. For purposes of Part 3 of the Product Assurance Document, the following additional items (Additional SLP Components) shall

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be deemed to be “SLP Components”, as defined in Section 1 of Part 3 of the Product Assurance Document:

[*CTR]

3.6.1.2. [*CTR]

3.6.1.3. [*CTR]

3.6.2. [*CTR]

3.6.2.1. [*CTR]

[*CTR]

3.6.2.2. [*CTR]

(i) [*CTR]

(ii) [*CTR]

(iii) [*CTR]

3.7. Conditions and Limitations to the Service Life Policy.

3.7.1. The following Section 4.5 is added to Part 3 of the Product Assurance Document:

“4.5 [*CTR]

3.7.2. [*CTR]

[*CTR]

3.8. Boeing Back-Up of Supplier Turnaround Time Commitments.

[*CTR]

3.9. Supplier Warranty Commitment.

Section 1 of Part 4 of the Product Assurance Document is replaced in full by the following new Section 1:

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“1. Supplier Warranties and Supplier Patent Indemnities.

[*CTR]

3.10. Engine/Airframe Interface Commitment.

[*CTR]

(a) [*CTR]

(b) [*CTR]

(c) [*CTR]

3.11. Boeing Indemnities Against Patent and Copyright Infringement.

Part 6 of the Product Assurance Document is replaced in full by the following new provision:

“PRODUCT ASSURANCE DOCUMENT

PART 6: BOEING INDEMNITIES AGAINST PATENT

AND COPYRIGHT INFRINGEMENT AND TRADE SECRET MISAPPROPRIATION

1. [*CTR]

[*CTR]

(a) [*CTR]

(b) [*CTR]

2. Indemnity Against Copyright Infringement.

[*CTR]

(a) [*CTR]

(b) [*CTR]

[*CTR]

3. Indemnity Against Trade Secret Misappropriation.

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[*CTR]

(a) [*CTR]

(b) [*CTR]

[*CTR]

4. Exceptions, Limitations and Conditions.

4.1 [*CTR]

4.2 [*CTR]

4.3 [*CTR]

4.4 [*CTR]

4.5 [*CTR]

4.6 [*CTR]

4.7 [*CTR]

4.8 [*CTR]

4.9 [*CTR]

4.10 For the purposes of this Part 6, “BOEING” or “Boeing” is defined as The Boeing Company, its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.

4.11 For the purposes of this Part 6, “Customer” is defined as American Airlines, Inc., its divisions, wholly owned subsidiaries, the permitted assignees of each, and their respective directors, officers, employees and agents.”

4.	Performance.

4.1. [*CTR]

[*CTR]

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4.2. Performance Guarantees/Data Base Changes.

4.2.1. [*CTR]

4.2.2. [*CTR]

4.2.3. [*CTR]

4.2.4. Upon the occurrence of any performance data base change, Boeing agrees to take the following action:

(a) [*CTR]

5.	Reserved

5.1 Reserved.

5.2 Reserved

6	[*CTR]

[*CTR]

[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

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[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]
[*CTR]	[*CTR]

[*CTR]

6.1 [*CTR]

6.2 [*CTR]

6.3 [*CTR]

6.4 [*CTR]

6.5 [*CTR]

6.6 [*CTR]

6.7 [*CTR]

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7	Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By:	/s/ The Boeing Company
Its:	Attorney-In-Fact

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ACCEPTED AND AGREED TO this

Date:	15 April 2013

AMERICAN AIRLINES, INC.

By:	/s/ American Airlines, Inc.
Its:	VP Treasury

Attachment A - Table of Contents

Attachment B - Form of Insurance Certificate of Boeing

Attachment C - Reserved.

Attachment D - Reserved

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Attachment A to AAL-PA-03735-LA-1106671R1

TABLE OF CONTENTS

Subject	Paragraph

1. AGTA
Taxes (Art. 2)	1.1
Customs Duties (Art. 2)	1.2
Rate of Interest (Art. 2)	1.3
Advanced Payment Increases (Art. 2)	1.4
Development Change and Manufacturer Change Production Revision Records (Art. 4)	1.7
Part 121 Compliance Review (Art. 4)	1.8
Inspection and Acceptance (Art. 5)	1.9
Condition of Aircraft Suffering Damage (Art. 5)	1.10
Customer Quality Support Service Commitment (Art. 5)	1.11
Target Delivery Dates (Art. 6)	1.12
Customer Delay in Acceptance of Aircraft (Art. 6)	1.13
Customer Delay Due to Allied Pilots Association Strike (Art. 6)	1.14
Liquidated Damages and Right of Termination (Art. 7)	1.15
Notice to Customer in the Event of an Excusable Delay (Art. 7)	1.16
Aircraft Damaged Beyond Repair (Art. 7)	1.17
Termination (Art. 7)	1.18
Excusable Delay (Art. 7)	1.19
Risk Allocation/Insurance (Art. 8)	1.20
Boeing Training & Flight Services,, L.L.C. Interface Commitment (Art. 9)	1.21
Exculpatory Clause in Post-Delivery Sale or Lease (Art. 9)	1.22
Termination for Certain Events (Art. 10)	1.23
FAA Grounding	1.24
FAA ETOPS Prevention	1.25
Duplicate Remedies	1.26

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Attachment Ato AAL-PA-03735-LA-1106671R1, continued

2. Customer Support (Exhibit B)
Additional Technical Data and Documents (Part 1)	2.1
Field Service Representation (Part 2)	2.2
Computer Software Documentation for Boeing Manufactured Airborne Components and Equipment (Part 3)	2.3
Technical Information and Materials (Part 3)	2.4
Supplier Technical Data (Part 3)	2.5
Protection of Proprietary Information and Proprietary Materials (Part 5)	2.6
Line Station Spare Parts Support	2.7

3. Product Assurance (Exhibit C)
Disclaimer and Release; Exclusion of Liabilities (Part 2)	3.1
Reimbursement for Service Bulletin Corrections (Part 2)	3.2
FAR 145 Requirements (Part 2)	3.3
Warranty Claim, Response and Payment Time (Part 2)	3.4
Maximum Reimbursement (Part 2)	3.5
Additional Service Life Policy Covered Components (Part 3)	3.6
Conditions and Limitations to the Service Life Policy (Part 3)	3.7
Boeing Back-Up of Supplier Turnaround Time Commitments (Part 4)	3.8
Supplier Warranty Commitment (Part 4)	3.9
Engine/Airframe Interface Commitment (Part 5)	3.10
Boeing Indemnities Against Patent and Copyright Infringement (Part 6)	3.11

4. Performance
Maintaining Fuel Efficient Performance in Service	4.1
Performance Guarantees/Data Base Changes	4.2

5. Reserved

6. [*CTR]

7. Confidential Treatment

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Attachment B to AAL-PA-03735-LA-1106671R1

Sample Insurance Certificate (Boeing)

BROKER’S LETTERHEAD

[ date ]

Certificate of Insurance Ref. No.

THIS IS TO CERTIFY TO:

American Airlines, Inc. (hereinafter “American”)
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616

that Insurers, EACH FOR HIS OWN PART AND NOT ONE FOR THE OTHER, are providing the following insurance:

NAMED INSURED:	The Boeing Company (hereinafter “Boeing”)

ADDRESS OF INSURED:	Post Office Box 3707

Seattle, Washington 98124-2207

PERIOD OF INSURANCE:	See attached Schedule of Insurers

GEOGRAPHICAL LIMITS:	Worldwide

EQUIPMENT INSURED:	All Boeing [model] [type] aircraft owned or operated by American that are the subject of that certain Purchase Agreement No. dated between American and Boeing, as more particularly described on the attached Schedule of Aircraft, as such schedule may be amended from time to time.

DESCRIPTION OF COVERAGES

A. AIRCRAFT HULL INSURANCE	All risks of ground and flight physical damage coverage in respect of all aircraft owned by, leased to or operated by the

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Named Insured, including the Aircraft and any engines (including the Engines) and any parts (including the Parts) while attached to any such Aircraft or removed therefrom but not replaced, subject to policy terms, conditions, limitations, exclusions and deductibles.

Amount of Insurance:	Agreed Value (as per Policy terms and conditions).

B. AIRCRAFT LIABILITY INSURANCE	Aircraft Liability Insurance, including Bodily Injury (including passengers), Property Damage, Aircraft Liability, Passenger Legal Liability, Premises/Operations Liability, Personal Injury, and Contractual Liability Insurance, subject to policy terms, conditions, limitations, exclusion and deductibles.

Limit of Liability:	[*CTR]

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SPECIAL PROVISIONS APPLICABLE TO THE ADDRESSEE(S)

Subject to the policy terms, conditions, limitations, exclusions and deductibles and solely with respect to Purchase Agreement No.             dated as of              (the “Purchase Agreement”) between American and The Boeing Company (“Boeing”), the policies set forth in the attached Schedule of Insurers are amended to include the following:

1.	Solely with respect to Aircraft Liability Insurance, American is included as an additional Insured, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

2.	Solely with respect to Aircraft Hull Insurance, each Insurer agrees to waive any rights of subrogation against American to the extent that Boeing has waived such rights by the terms of its agreements to indemnify American pursuant to the Purchase Agreement;

3.	Solely with respect to Aircraft Liability Insurance, to the extent American is insured hereunder, such insurance shall not be invalidated or minimized by any action or inaction, omission or misrepresentation by the Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies;

4.	Solely with respect to Aircraft Liability Insurance, to provide that all provisions of the insurance coverages referenced above, except the limits of liability, will operate to give each Insured or additional insured the same protection as if there were a separate Policy issue to each;

5.	Solely with respect to Aircraft Liability Insurance, such insurance will be primary and not contributory nor excess with respect to any other insurance available for the protection of American, but only to the extent that Boeing is obligated by its agreements to indemnify and hold harmless American under Section 8.1.1 of the Aircraft General Terms Agreement, AGTA-AAL, applicable to the Purchase Agreement and then only to the extent of coverage provided by the policy;

6.	Each of the Aircraft Liability Insurance policy and Aircraft Hull Insurance policy provides that: American shall not have any obligation or liability for premiums, commissions, calls or assessments in connection with such insurance;

7.	With respect to the Aircraft Liability Insurance, if a policy is canceled for any reason whatsoever, any substantial change is made which would reduce the

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amount of coverage as certified herein, or if a policy is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to American for thirty (30) days after receipt by American of written notice from the Insurers or their authorized representatives or Broker of such cancellation, change or lapse; and

8.	For the purposes of the Certificate, “American” is defined as American Airlines, Inc., its divisions, any wholly-owned subsidiary of American Airlines, Inc. which is assigned any rights or obligations in accordance with Article 9.1 of the AGTA, the assignees of each permitted under the applicable Purchase Agreement, and their respective directors, officers and employees.

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THE BOEING COMPANY

AND ALL ITS SUBSIDIARIES

SCHEDULE OF SUBSCRIBING INSURERS

POLICY TERM: DECEMBER 1, 1996 TO DECEMBER 1, 1997

COVERAGES:

Aircraft Hull and Liability Insurance

POLICY
SUBSCRIBING INSURERS FOR 100% PARTICIPATION	NUMBER

SEVERAL LIABILITY NOTICE

The subscribing insurers’ obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligation.

Subject to the terms, conditions, limitations and exclusions of the relative policies except for the specific declarations contained in this certificate.

(signature)

(typed name)

(title)

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Attachment C to AAL-PA-03735-LA-1106671R1: RESERVED

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Attachment D to AAL-PA-03735-LA-1106671R1: RESERVED

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